Exhibit 99.1

Mars’ Pending Acquisition of Kellanova Clears FTC Antitrust Review Press Release

McLean, Virginia and Chicago, Illinois (June 25, 2025) - Mars, Incorporated, a family-owned, global leader in pet care, snacking and food, and Kellanova (NYSE: K), a leader in global snacking, international cereal and noodles and North America frozen foods, today announced that the U.S. Federal Trade Commission (FTC) has concluded its antitrust review of Mars’ pending acquisition of Kellanova.

Poul Weihrauch, CEO & Office of the President, Mars, Incorporated, said: “We are very pleased that the FTC has completed its review of the transaction without the imposition of any condition or requiring any remedy. The transaction has now received all but one of the 28 required regulatory clearances, with only the review by the European Commission outstanding. This brings us one step closer to uniting two iconic businesses with complementary footprints and portfolios, allowing us to deliver more choice and innovation to consumers.”

Steve Cahillane, Chairman, President & CEO, Kellanova, said: “This represents a significant milestone on our path to combine Mars Snacking and Kellanova. We continue to believe this is an exciting opportunity to create a broader, global snacking business that is better positioned to meet evolving consumer needs and preferences.”

Based on the current status of the ongoing antitrust review by the European Commission, Mars and Kellanova expect the transaction to close towards the end of 2025, subject to customary closing conditions. The exact timing cannot be predicted with any certainty at this point.

About Mars, Incorporated

Mars, Incorporated is driven by the belief that the world we want tomorrow starts with how we do business today. As a global, family-owned business, Mars is transforming, innovating, and evolving to make a positive impact on the world. Across our diverse and expanding portfolio of quality snacking, food, and pet care products and services, we employ 150,000+ dedicated Associates. With more than $50 billion in annual sales, we produce some of the world’s best-loved brands including Ben’s Original™, CESAR®, Cocoavia®, DOVE®, EXTRA®, KIND®, M&M’s®, SNICKERS®, PEDIGREE®, ROYAL CANIN®, and WHISKAS®. We are creating A Better World for Pets through our global network of pet hospitals and diagnostic services – including AniCura, BANFIELD™, BLUEPEARL™, Linnaeus and VCA™ – using cutting edge technology to develop breakthrough programs in genetic health screening and DNA testing.

For more information about Mars, please visit www.mars.com. Join us on Facebook, Instagram, LinkedIn and YouTube.

About Kellanova

Kellanova (NYSE: K) is a leader in global snacking, international cereal and noodles, and North America frozen foods with a legacy stretching back more than 100 years. Powered by differentiated brands including Pringles®, Cheez-It®, Pop-Tarts®, Kellogg’s Rice Krispies Treats®, RXBAR®, Eggo®, MorningStar Farms®, Special K®, Coco Pops®, and more, Kellanova’s vision is to become the world’s best-performing snacks-led company, unleashing the full potential of our differentiated brands and our passionate people. Our Net Sales for 2023 were $13 Billion.

At Kellanova, our purpose is to create better days and ensure everyone has a seat at the table through our trusted food brands. We are committed to promoting sustainable and equitable food access by tackling the crossroads of hunger, sustainability, wellbeing, and equity, diversity & inclusion. Our goal is to create Better Days for 4 billion people by the end of 2030 (from a 2015 baseline). For more detailed information about our commitments, our approach to achieving these goals, and methodology, please visit our website at https://www.Kellanova.com.

Contacts

Mars

FGS Global for Mars

Kal Goldberg / Jenny Gore

kal.goldberg@fgsglobal.com / jenny.gore@fgsglobal.com

Kellanova

Media

Media Hotline, 269-961-3799

Media.Hotline@kellanova.com

Investors

John Renwick, CFA

269-961-9050

Brunswick Group for Kellanova

Jayne Rosefield / Monica Gupta

jrosefield@brunswickgroup.com / mgupta@brunswickgroup.com

Forward-Looking Statements

This press release, and any related oral statements, includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the pending acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Incorporated (“Mars”), regulatory approvals, the expected timetable for completing the Merger, the expected benefits and other effects of the Merger, the integration of the companies, the combined business going forward and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail in the Company’s reports filed with the United States Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, subsequent Quarterly Reports on Form 10-Q,

Current Reports on Forms 8-K and other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Report, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.